CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated November 26, 2003, relating to the financial statements and financial highlights which appears in the September 30, 2003 Annual Report to Shareholders of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, GNMA, Managed Income, International Bond and High Yield Bond Portfolios (constituting the taxable bond portfolios of BlackRock Funds, hereafter referred to as the “Funds”), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights,” “Independent Registered Public Accountant” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA

January 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated November 26, 2003, relating to the financial statements and financial highlights which appears in the September 30, 2003 Annual Report to Shareholders of the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, U.S. Opportunities, Global Science & Technology Opportunities, European Equity, International Equity, International Opportunities, Select Equity, Index Equity, Small Cap Core Equity, Asia Pacific Equity and Balanced Portfolios (constituting the equity portfolios of BlackRock Funds, hereafter referred to as the “Funds”), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights,” “Independent Registered Public Accountant” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA

January 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated November 26, 2003, relating to the financial statements and financial highlights which appears in the September 30, 2003 Annual Report to Shareholders of the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios (constituting the money market portfolios of BlackRock Funds, hereafter referred to as the “Funds”), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights,” “Independent Registered Public Accountant” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA

January 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated November 26, 2003, relating to the financial statements and financial highlights which appears in the September 30, 2003 Annual Report to Shareholders of BlackRock Strategic Portfolio I (a portfolio of BlackRock Funds, hereafter referred to as the “Fund”), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights,” “Independent Registered Public Accountant” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA

January 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N1-A of our report dated November 26, 2003, relating to the financial statements and financial highlights which appears in the September 30, 2003 Annual Report to Shareholders of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (constituting the tax-free bond portfolios of BlackRock Funds, hereafter referred to as the “Funds”), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading “Financial Highlights,” “Independent Registered Public Accountant” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, PA

January 28, 2005